United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 22, 1997

                         Atlantic Pharmaceuticals, Inc.
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               (Exact name of registrant as specified in charter)

Delaware                                  0-2872                 36-3898269
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(State or other Jurisdiction      (Commission File Number)     (IRS Employer
of Incorporation)                                             Identification)

1017 Main Campus Drive, Suite 3900, Raleigh, NC                  27606
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (919)513-7020

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Former Name or Former Address, if changed since last report.

Item 5. Other Events

Pursuant to a private placement of Series A Convertible Preferred Stock, par value $0.001 (the "Preferred Stock"), of Atlantic Pharmaceuticals, Inc., a Delaware corporation (the "Company"), the Company issued and sold an aggregate of 230,000 shares of Preferred Stock to certain accredited investors on May 22, 1997 in consideration of an aggregate amount equal to $2,300,000. The net proceeds to the Company after deducting commissions and expenses of the private placement agent were $2,001,000.

The rights and preferences of the Preferred Stock are as described in the Certificate of Designations of Series A Convertible Preferred Stock which was filed with the Secretary of State of Delaware on May 22, 1997. (See exhibit Number 99.5) The holders of the Preferred Stock have registration rights as to the shares of common stock, par value $0.001, underlying the Preferred Stock.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements

          The Company has determined that no financial statements are required to be filed pursuant to this item. The Company, however, is enclosing an unaudited Balance Sheet at May 31, 1997, an unaudited Statement of Operations for the period from January 1, 1997 to May 31, an unaudited statement of cash flows for the period from January 1, 1997 to May 31, 1997 and a Financial Data Schedule as Exhibits hereto.

          (b)  Pro Forma Financial Information

          The Company has determined that no pro forma financial statements are required to be filed pursuant to this item.

          (c)  Exhibits

          Exhibit No.   Description
          -----------   -----------

          99.1          Unaudited Balance Sheet at May 31, 1997
          99.2 Unaudited Statement of Operations for the period from January 1, 1997 to May 31, 1997.
          99.3 Unaudited statement of cash flows for the period from January 1, 1997 to May 31, 1997.
          99.5          Certificate of Designations of Series A Convertible
                        Preferred Stock
          27.1          Financial Data Schedule.

                                   Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Atlantic Pharmaceuticals, Inc.


                                       J D Lindjord
                                       -----------------------------------------

                                       By: J D Lindjord, Chief Executive Officer
                                           and President


Dated: June 4, 1997